SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                           JF China Region Fund, Inc.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

                     _______________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies: ____________
(2) Aggregate number of securities to which transaction applies: _______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party: ______________________________________________________________
(4) Date Filed: ________________________________________________________________

                                [GRAPHIC OMITTED]

                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                           Wilmington, Delaware 19809



April 6, 2004

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JF China Region Fund, Inc. (the "Fund") which will be held on Thursday, May 13, 2004 at 10:00 a.m. at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006.

There are some important items on which you are being asked to vote. I strongly urge you to read the enclosed Notice and Proxy Statement, then vote, sign, date and return the proxy card in the postage-paid envelope provided.

The Board has reviewed the proposals being voted on and believes they are in the best interest of the stockholders of the Fund. Therefore, we RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

My fellow directors and I wish to extend to you an invitation to attend this year's Annual Meeting of Stockholders and I very much hope that you will be able to do so.

The Fund has retained a professional proxy solicitation firm, INVESTOR CONNECT(TM), to assist in the solicitation of proxies. In the event that you do not vote your shares, you may receive a phone call from INVESTOR CONNECT asking for your participation in the voting process. If you have any questions concerning the proxy, please feel free to call INVESTOR CONNECT at 1-800-870-0587.

Yours faithfully,


/s/ The Rt. Hon the Earl of Croner
THE RT. HON. THE EARL OF CROMER
Chairman

                                                                     JFCRM-PS-04

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

                                [GRAPHIC OMITTED]

                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                           Wilmington, Delaware 19809


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2004



To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of JF China Region Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 13, 2004, at 10:00 a.m. for the following purposes:

      (1) to elect two directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified;

      (2) to consider and act upon a proposal to approve a change in the Fund's fundamental policies to permit the Fund to borrow money up to 20% of the Fund's net assets (not including the amount borrowed) for investment purposes; and

      (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Wednesday, March 24, 2004 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                          Philip Jones
                                                          Secretary

Wilmington, Delaware
April 6, 2004




                             YOUR VOTE IS IMPORTANT

          Whether or not you plan to attend the Fund's Annual Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

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

                                [GRAPHIC OMITTED]

                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                              Wilmington, DE 19809


                                 PROXY STATEMENT

                                  INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of JF China Region Fund, Inc. (the "FUND") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 13, 2004, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1) to elect two directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified;

(2) to consider and act upon a proposal to approve a change in the Fund's fundamental policies to permit the Fund to borrow money up to 20% of the Fund's net assets (not including the amount borrowed) for investment purposes; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about April 6, 2004.

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

Equiserve Trust Company, N.A.
P.O. Box 8200
Boston, MA 02266-8200
800-426-5523

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. In order to ensure that sufficient shares of Common Stock are represented at the Meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund has retained the services of Investor Connect(TM) to assist it in soliciting proxies for a fee of $7,500 plus reimbursement of out-of-pocket expenses. The Fund will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers, and employees of the Fund without additional compensation to them.

The Board of Directors has selected Jo Anne Bennick and Jack P. Huntington, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Wilmington, Delaware address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 24, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At that date, there were outstanding and entitled to vote 4,585,160 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected for each share held), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as "votes cast" on any proposal, and, abstentions and broker non-votes will have no effect on the result of the votes related to Proposal 1, but will have the effect of a vote "AGAINST" Proposal 2.

The principal executive offices of the Fund are located at 301 Bellevue Parkway, Wilmington, DE 19809, USA.

                                PRINCIPAL HOLDERS

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants, as of March 24, 2004*, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund.


                                                  NUMBER OF SHARES AND
TITLE OF CLASS    NAME AND ADDRESS                 NATURE OF OWNERSHIP      PERCENT OF CLASS
--------------------------------------------------------------------------------------------

 Common Stock     Cede & Co FAST                        4,512,692               98.42%
                  The Depository Trust Company          (record)
                  55 Water Street, 25th Floor
                  New York, NY 10041-0001
--------------------------------------------------------------------------------------------

 Common Stock     Citigroup Inc.**                       232,649                 5.07%
                  399 Park Avenue                     (beneficial)
                  New York, NY 10043
--------------------------------------------------------------------------------------------

 *  As of such date, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

**  Information as to beneficial ownership of Citigroup Inc. is based on a report filed with the Securities and Exchange Commission (the "SEC") on January 7, 2004.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


There are five members on the current Board of Directors. Two of the current members of the Board of Directors, Mr. A. Douglas Eu and Mr. Simon J. Crinage (the "Nominees") have been nominated to serve for terms as indicated below and until their successors are elected and qualified.

Mr. A. Douglas Eu was last elected by the stockholders at the 2001 Annual Meeting on May 10, 2001 to serve as Class II director for a term of three years. In accordance with the terms of his election, his term expires at the 2004 Annual Meeting. Mr. A. Douglas Eu has been nominated to serve as a Class II director for a three-year term and until his successor shall have been elected and qualified.

Mr. Simon J. Crinage was first appointed to serve as a director on August 1, 2003. He has been nominated to serve as a Class III director for a one-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the Nominees. The affirmative vote of a plurality of all the votes cast at the Meeting (at which a quorum is present) is required to elect the Nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

The Board knows of no reason why the Nominees listed will be unable to serve. If a Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such Nominee.

Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of JF International Management, Inc. (the "INVESTMENT ADVISER") since 1992 and was appointed as Director of the Investment Adviser effective September 25, 2002. The Investment Adviser is part of J.P. Morgan Chase & Co., one of the world's largest financial services institutions. In asset management, J.P. Morgan Chase & Co. operates globally under the name of JP Morgan Fleming Asset Management Limited. Mr. Simon J. Crinage has been Vice President of JP Morgan Fleming Asset Management Limited since September 1, 2000. Mr. A. Douglas Eu and Mr. Simon J. Crinage are each considered an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the "1940 Act") because of their affiliation with the Investment Adviser.

The following table presents information concerning the Nominees, the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.


------------------------------------------------------------------------------------------------------------------------------------
                                                   TERM OF                                      NUMBER OF
                                                  OFFICE AND                                  FUNDS IN FUND
                                                  LENGTH OF                                      COMPLEX
NAME, ADDRESS AND           POSITION(S) HELD        TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
        DOB                    WITH FUND(1)       SERVED(1)       DURING PAST 5 YEARS            DIRECTOR*       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of    Chairman and        Since 1994      Chairman of the Board of the        1        Director of Schroder
Cromer                    Director, Class I                     Fund; Chief Executive                        Asia Pacific Fund
6 Sloane Terrace                                                Officer of Cromer Associates                 Limited, Business Link
Mansions                                                        Limited (family business);                   Somerset Limited and
London, SW1X 9DG                                                Chairman of Lloyd                            Western Provident
United Kingdom                                                  George-Standard Chartered                    Association; former
DOB: 6/3/46                                                     China Fund Limited and                       Director of Inchcape
                                                                Philippine Discovery                         Pacific Limited,
                                                                Investment Company Limited                   A1HQ.com Inc. and Korea
                                                                (consulting).                                Asia Fund Limited.
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton   Director, Class I     Since 1994      Director of Citic Pacific           1        See Principal
P.O. Box 12343                                                  Limited (infrastructure),                    Occupation.
General Post Office                                             Cosco Pacific Limited
Hong Kong                                                       (container shipping), Esprit
DOB: 10/4/41                                                    Holdings Limited (clothing
                                                                retail), Cosco International
                                                                Holdings Limited
                                                                (infrastructure), Shangri-La
                                                                Asia Limited (hotels) and
                                                                Octopus Cards Limited
                                                                (financial services).
------------------------------------------------------------------------------------------------------------------------------------
Julian M.I. Reid          Director, Class III   Since 1998      Director of 3aFund Inc.             1        Director and Chairman
10 Frere Felix de Valois                                                                                     of the Board of Saffron
Street                                                                                                       Fund, Inc; Director and
Port Louis, Mauritius                                                                                        Chairman of Morgan's
DOB: 8/7/44                                                                                                  Walk Properties Ltd.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   TERM OF                                      NUMBER OF
                                                  OFFICE AND                                  FUNDS IN FUND
                                                  LENGTH OF                                      COMPLEX
NAME, ADDRESS AND           POSITION(S) HELD        TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
        DOB                    WITH FUND(1)       SERVED(1)       DURING PAST 5 YEARS            DIRECTOR*       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu             Director, Class II,   Since 1997      Director, Chief Operations          1        None.
21st Floor, Chater House       Treasurer,                       Officer and Secretary of the
8 Connaught Road                Nominee                         Investment Adviser; Chief
Central                                                         Executive Officer of JF
Hong Kong                                                       Funds; Director of JF Asset
DOB: 8/27/61                                                    Management Limited.
------------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage          Director, Class III,  Since 2003      Vice President, JPMorgan            1        None.
Finsbury Dials                 President,                       Fleming Asset Management
20 Finsbury Street             Nominee                          since September 2000. Prior
London EC2Y 9AQ                                                 to that, Director of J.P.
United Kingdom                                                  Morgan Asset Management (UK)
DOB: 5/10/65                                                    Limited.

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Philip Jones              Secretary             Since 2004      Associate, JPMorgan Fleming         N/A      N/A
Finsbury Dials                                                  Asset Management since March
20 Finsbury Street                                              2003. Prior to that, Senior
London EC2Y 9AQ                                                 Associate of the ING Group.
United Kingdom
DOB: 4/4/48
------------------------------------------------------------------------------------------------------------------------------------

*    JF China Region Fund, Inc. is not a part of a fund complex.

(1)  The Class II director has been nominated for a three-year term that expires at the 2007 Annual Meeting. Class I directors will serve until the 2006 Annual Meeting. Class III directors will serve until the 2005 Annual Meeting.


The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 1, 2004:


                                                  DOLLAR RANGE OF EQUITY
    NAME OF DIRECTOR                           SECURITIES IN THE FUND(1)(2)
--------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
--------------------------------------------------------------------------------
Simon Crinage                                             None
--------------------------------------------------------------------------------
A. Douglas Eu                                             None
--------------------------------------------------------------------------------
                            INDEPENDENT DIRECTORS(3)
--------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer                    $10,001 - $50,000
--------------------------------------------------------------------------------
A. R. Hamilton                                        $1 - $10,000
--------------------------------------------------------------------------------
Julian M.I. Reid                                      $1 - $10,000
--------------------------------------------------------------------------------

(1)  Valuation as of March 1, 2004.

(2)  JF China Region Fund,Inc. is not a part of a fund complex.

(3) "Independent Directors" is defined as those directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.


During the fiscal year ended December 31, 2003, the Board of Directors held a total of six meetings. The Board has an Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2003. At present, the Audit Committee members are Messrs. Hamilton and Reid, and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. All of the directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.

The Board also has a Management Engagement Committee which is composed of all of the Independent Directors. The Management Engagement Committee evaluates the investment performance of the Fund's portfolio and considers the renewal of the Fund's investment management contract, generally for an additional one-year period. The Management Engagement Committee met once during the fiscal year ended December 31, 2003.

The Board of Directors has a Nominating Committee composed of the Fund's three Independent (as such term is defined by the NYSE Listing Standards) Directors, Messrs. Hamilton and Reid, and the Rt. Hon. The Earl of Cromer. The Nominating Committee did not meet during the fiscal year ended December 31, 2003. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Independent Directors and recommending to the Board of Directors such nominees to stand for election at the Fund's annual meeting of stockholders and to fill any vacancies on the Board. The Fund's Nominating Committee has a charter which is attached as Exhibit A to this Proxy Statement.

The Fund's Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Fund's Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Deadline For Stockholder Proposals" below).

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. However, all of the Directors of the Fund then in office attended the May 8, 2003 Annual Meeting of Stockholders.


                     COMPENSATION OF DIRECTORS AND OFFICERS


A Director or officer of the Fund who is also an officer or employee of the Investment Adviser receives no remuneration from the Fund. The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended December 31, 2003:



--------------------------------------------------------------------------------------------------------------------
                                                               PENSION OR
                                                               RETIREMENT
                                            AGGREGATE       BENEFITS ACCRUED       ESTIMATED      TOTAL COMPENSATION
                                          COMPENSATION       AS PART OF FUND    ANNUAL BENEFITS        FROM FUND
  NAME OF PERSON, POSITION                  FROM FUND           EXPENSES        UPON RETIREMENT    PAID TO DIRECTORS
--------------------------------------------------------------------------------------------------------------------
  The Rt. Hon. The Earl of Cromer,
  Chairman and Director                      $22,252              None               None               $22,252
--------------------------------------------------------------------------------------------------------------------
  A. R. Hamilton, Director                   $18,253              None               None               $18,253
--------------------------------------------------------------------------------------------------------------------
  Julian M.I. Reid, Director                 $18,250              None               None               $18,250
--------------------------------------------------------------------------------------------------------------------
  A. Douglas Eu, Treasurer and Director        $0                 None               None                 $0
--------------------------------------------------------------------------------------------------------------------
  Simon J. Crinage, President and Director     $0                 None               None                 $0
--------------------------------------------------------------------------------------------------------------------
  Total                                      $58,755              None               None               $58,755
--------------------------------------------------------------------------------------------------------------------

The Directors' compensation from the Fund consists solely of Directors' and attendance fees. Each Director is paid an annual fee of $13,750 and the Chairman is paid an annual fee of $17,750, plus $750 per meeting attended. Mr. Eu and Mr. Crinage do not receive such fees because of their affiliation with the Investment Adviser.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2003.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS.

                                 PROPOSAL NO. 2


                               AMENDMENT TO FUND'S
                               INVESTMENT POLICIES


At the Fund's Board of Directors meeting on February 19, 2004, the directors agreed to approve, subject to the approval by the Fund's stockholders, a change in the Fund's fundamental investment policies to permit the Fund to borrow money up to 20% of the Fund's net assets (not including the amount borrowed) for investment purposes. The Board has directed that the proposal be submitted to stockholders for approval or disapproval.

The Fund's current fundamental policy with respect to borrowing is as follows:

     "Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws, and except that the Fund may borrow money in an amount not to exceed 15% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions and (c) for repurchases of its Common Stock. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions."

As amended, the Fund's fundamental policy on borrowing would be as follows:

     "Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may
     (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause (d) shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions."

An increase in the amount of money borrowed by the Fund for the purposes listed in item (i) and items (ii)(a)-(c) of the proposed policy may cause the Fund to incur greater costs and expose the Fund to greater risks than the Fund currently faces under its existing investment policies.

The Board has noted that, because the Investment Adviser is not currently permitted to borrow funds for the purpose of investing in securities, the Investment Adviser has been restricted to using funds from the liquidation of existing holdings for the purpose of making additional investments. This has constrained the Investment Adviser from taking advantage of opportunities to add value to the Fund, particularly in a rising market. The Board believes that the proposed change in the Fund's borrowing policy would give the Investment Adviser the flexibility to take advantage of such opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. However, purchasing securities with borrowed funds will cause the Fund's losses to increase if there is a decline in the value of the securities purchased with the proceeds of the loan, or if the return on securities purchased with borrowed funds is less than the borrowing costs of those funds. These new risks would result from the Fund's increased exposure in the underlying securities purchased with borrowed funds and the borrowing costs incurred.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to Stockholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to Stockholders will be less than if leverage had not been used. The Investment Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to Stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through borrowing will be subject to interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (that is, such indebtedness may not exceed 331/3% of the value of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

The prohibitions on the payment of dividends or distributions described above might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. There can be no assurance, however, that the Fund will be able to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Approval of the proposed amendment to the fundamental investment policy requires the affirmative vote of the holders of a majority of the Fund's outstanding voting shares. Under the Investment Company Act of 1940 this means the lesser of: (i) 67% or more of the Fund's outstanding voting shares, if more than 50% of such shares are present at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If the proposed amendment is approved, the change in the Fund's fundamental investment policies will become effective immediately.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.

                             ADDITIONAL INFORMATION


                             AUDIT COMMITTEE REPORT


Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

      (1)  MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which was most recently approved by the Board on September 3, 2003.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund's external accountants.

      (2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2003

The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for the year ended December 31, 2003. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP ("PwC"), the Fund's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 19, 2004, the Audit Committee also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PwC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2003 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid

                             INDEPENDENT ACCOUNTANTS

PwC, located at 2001 Market Street, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants by the Board of Directors, including all the Independent Directors, to audit the accounts of the Fund for and during 2004. This firm served as independent accountants of the Fund for 2003. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund's fiscal years ended December 31, 2002 and 2003, respectively. No fees were billed by PwC to the Funds' Investment Adviser or its affiliates.


 FISCAL YEAR ENDED
    DECEMBER 31           AUDIT FEES          AUDIT-RELATED FEES*        TAX FEES         ALL OTHER FEES
------------------------------------------------------------------------------------------------------------

       2002                $33,750                  $3,250                   --                 --
------------------------------------------------------------------------------------------------------------

       2003                $35,000                      --                    --                --
------------------------------------------------------------------------------------------------------------

* "Audit-Related Fees" are those fees billed to the Fund by PWC in connection with services reasonably related to the performance of the audit of the Fund's financial statements.

The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's Investment Adviser and any service providers controlling, controlled by or under common control with the Fund's Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were pre-approved by the Audit Committee.

For the Fund's fiscal year ended December 31, 2003, PwC did not provide any non-audit services to the Fund's Investment Adviser or to any affiliates thereof that provide services to the Fund.


                             THE INVESTMENT ADVISER

The Fund's Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.


                                THE ADMINISTRATOR

The Fund's Administrator is PFPC Inc., whose address is 301 Bellevue Parkway, Wilmington, DE 19809.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2005 Annual Meeting of the Stockholders of the Fund must be received by December 9, 2004, to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2005 Annual Meeting where the proposal is not received by December 9, 2004, should notify the Fund no later than January 31, 2005. If notice is not received by January 31, 2005, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund's Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2005 Annual Meeting will be held in May of 2005.

                                  OTHER MATTERS


The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

                       This page intentionally left blank.

                                    EXHIBIT A
                                    ---------

                           JF CHINA REGION FUND, INC.
                          NOMINATING COMMITTEE CHARTER


1.    NOMINATING COMMITTEE

         It was resolved that a Committee of the Board of JF China Region Fund, Inc. (the 'Board') to be known as the Nominating Committee (the 'Committee') be hereby constituted. The Committee shall be governed as follows:

2.    MEMBERSHIP

         2.1. The Committee shall be appointed by the Board amongst the Independent (as such term is defined by the NYSE Listing Standards) Directors of the Company and shall comprise a chairman and at least 2 other directors.

         2.2. The Board shall appoint the chairman of the Committee, who could be the Chairman of the Board. In the absence of the chairman of the Committee and/or an appointed deputy, the remaining members present shall elect one of their number to chair the meeting.

         2.3. If a regular member is unable to act due to absence, illness or any other cause, the chairman of the Committee may appoint another Indpendent Director of the Company to serve as an alternate member.

         2.4. Care should be taken to minimise the risk of any conflict of interest.

3.    SECRETARY

         3.1. The Company Secretary or his nominee shall act as the secretary of the Committee but shall not be a member.

4.    QUORUM

         4.1. The quorum necessary for the transaction of business shall be two. A duly convened meeting of the Committee at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions vested in or exercisable by the Committee.

5.    FREQUENCY OF MEETINGS

         5.1. The Committee shall meet as frequently as the chairman of the Committee deems necessary. Directors being considered will not be present at the meeting.

6.    NOTICE OF MEETINGS

         6.1. Meetings of the Committee shall be convened by the secretary of the Committee at the request of the chairman of the Committee.

         6.2. Unless otherwise agreed, notice of each meeting confirming the venue, time and date, together with an agenda of items to be discussed, shall be forwarded to each member of the Committee no fewer than 10 working days prior to the date of the meeting.

7.    MINUTES OF MEETINGS

         7.1. The secretary shall minute the proceedings and resolutions of all Committee meetings, which shall be circulated to all members of the Board.

8.    ANNUAL GENERAL MEETING

         8.1. The chairman of the Committee shall attend the Annual Meeting and be prepared to respond to any shareholder questions on the Committee's activities.

9.    DUTIES

         9.1.     The Committee shall:

         9.1.1. be responsible for identifying, from a variety of sources including the possible use of search consultants, and nominating for the approval of the Board, candidates to fill vacancies for Independent Directors as and when they arise;

         9.1.2. satisfy itself with regard to succession planning, that appropriate processes and plans are in place with regard to appointments of Independent Directors;

         9.1.3. ensure on appointment that a candidate for Independent Director has sufficient time to undertake the role and, if applicable, review his commitments and training; and

         9.1.4. make recommendations to the Board as regards the re-appointment of any Independent Director at the conclusion of his or her specified term of office.

10.   DIRECTORS' FEES

         10.1. To consider directors' fees as and when required, for a recommendation to be put to the Board.

         10.2. This can be done with reference, for example, to research conducted on competitor funds as well as any available independent research.

11.   AUTHORITY

         11.1. The Committee is authorised by the Board to investigate any activity within its terms of reference and to seek any information it requires.

         11.2. The Committee is authorised by the Board to obtain, at the Company's expense, outside legal or other professional advice on any matters within its terms of reference. However, prior to doing this the Committee should consult with the Chairman of the Board to agreed fee levels.

                       This page intentionally left blank.

                                                                     JFCRM-PS-04

                           JF CHINA REGION FUND, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are two issues related to the management and operation of your Fund that require your immediate attention and approval. They are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 13, 2004.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

JF China Region Fund, Inc.





          [3545 - JF CHINA REGION FUND, INC.] [FILE NAME: ZJFR32.ELX]
                  [VERSION - (4)] [03/31/04] [orig. 03/11/04]

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL       ZJFR32


                           JF CHINA REGION FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of JF China Region Fund, Inc. (the "Fund") hereby appoints Jo Anne Bennick and Jack P. Huntington, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 13, 2004, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 6, 2004, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors, FOR the proposal to amend the Fund's investment policies and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

JF CHINA REGION FUND, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





          [3545 - JF CHINA REGION FUND, INC.] [FILE NAME: ZJFR31.ELX]
                  [VERSION - (3)] [03/31/04] [ORIG. 03/11/04]


        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL        ZJFR31


                                                                            3545

[ X ]  PLEASE MARK
       VOTES AS IN
       THIS EXAMPLE.

--------------------------
JF CHINA REGION FUND, INC.
--------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR AND "FOR" PROPOSAL 2.



                                                                                                         FOR     AGAINST    ABSTAIN
1. Election of Directors.                                     2. To consider  and act upon a proposal    [  ]      [  ]       [  ]
   NOMINEES: (01) A. Douglas Eu and (02) Simon J. Crinage        to  approve a change  in the  Fund's
                                                                 fundamental  policies  to permit the
      FOR         [  ]       [  ]   WITHHELD                     Fund  to  borrow  up to  20%  of the
      BOTH                          FROM BOTH                    Fund's net assets (not including the
      NOMINEES                      NOMINEES                     amount   borrowed)  for   investment
                                                                 purposes.

  [  ]   ___________________________________________
         For both nominee(s) except as written above

                                                              Mark box at right if an address  change    [  ]
                                                              or  comment   has  been  noted  on  the
                                                              reverse  side of this  card.


                                                              Please be sure to sign and date this Proxy.



Signature: _______________________   Date: __________  Signature: _______________________   Date: __________
